Scudder
Corporate
Bond Fund

Annual Report
January 31, 1999


No-Load Funds


A no-load (no sales charges) mutual fund seeking a high level of current income through investment primarily in investment-grade corporate debt securities.


SCUDDER     (logo)

                           Scudder Corporate Bond Fund

--------------------------------------------------------------------------------
Date of Inception: 8/31/98   Total Net Assets as of      Ticker Symbol:  SCCBX
                             1/31/99: $36.7 million
--------------------------------------------------------------------------------

o Led by the largest, most liquid issues, corporate bonds regained strength after undergoing a sharp correction in the late summer.

o The Fund was well positioned for the rebound, posting a total return of 5.53% for the five months ended January 31, 1999, outpacing the 4.23% return of its unmanaged benchmark, the Lehman Brothers Intermediate Corporate Bond Index. As of January 31, 1999 the Fund's 30-day SEC yield was 6.61%.

o Fund management focused on bonds in non-cyclical industries, such as the telecommunications, media, and consumer non-durables sectors.



                                Table of Contents

   3  Letter from the Fund's President    15  Financial Highlights
   4  Performance Update                  16  Notes to Financial Statements
   5  Portfolio Summary                   19  Report of Independent Accountants
   6  Portfolio Management Discussion     20  Officers and Trustees
   9  Investment Portfolio                21  Investment Products and Services
  12  Financial Statements                22  Scudder Solutions


                        2 - Scudder Corporate Bond Fund

                        Letter from the Fund's President

Dear Shareholders,

     In the past five months, investors have witnessed a wide range of extremes in the financial markets. Euphoric highs have given way to frightening lows, only to be followed by equally dizzying rebounds. While historically such volatility has been reserved for the stock market, bonds have also been subject to extraordinary fluctuations in recent months. Corporate issues, which for three years had benefited from almost ideal conditions, surprised many investors by falling sharply during the financial crises of 1998. As we believe the subsequent rebound has demonstrated, however, a long-term perspective that stresses patience continues to be a key element of a sound investment philosophy. In addition, we believe that investors with adequate exposure to several asset classes such as domestic fixed income, international bonds, and equities will be the most successful over time.

     In this abbreviated period, Scudder Corporate Bond Fund outperformed its benchmark by a wide margin. A relatively new addition to the Scudder family of funds, Scudder Corporate Bond Fund has already demonstrated the value of diligent research, prudent security selection, and a focus on long-term performance. A detailed discussion of the market conditions, investment strategy, and outlook of the Fund's management team begins on page 6.

     For those of you who are interested in new Scudder products, we recently introduced the Scudder Tax Managed Growth Fund, which invests in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund, which focuses on stocks of small U.S. companies. Using a combination of quantitative and fundamental research, the funds emphasize companies with strong earnings growth, reasonable valuations, and favorable risk profiles. Both funds strive to maximize after-tax returns by systematically taking into account the tax implications of portfolio transactions and seeking to offset capital gains by realizing losses when appropriate.

     Thank you for your continued investment in Scudder Corporate Bond Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-225-2470, or visit our Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Corporate Bond Fund


                        3 - Scudder Corporate Bond Fund

                    Performance Update as of January 31, 1999

---------------------
Fund Index Comparison
---------------------
                                   Total Return
---------------------------------------------------
Period Ended        Growth of
1/31/1999           $10,000        Cumulative
---------------------------------------------------
Scudder Corporate Bond Fund
---------------------------------------------------
Life of Fund*       $  10,553           5.53%
---------------------------------------------------
Lehman Brothers Corporate Intermediate Bond Index
---------------------------------------------------
Life of Fund*       $  10,423           4.23%
---------------------------------------------------
* The Fund commenced operations on August 31, 1998.

------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

           Lehman Brothers Corporate
           Intermediate Bond Index      Scudder Corporate Bond Fund

        8/98        10000                         10000
        9/98        10299                         10292
       10/98        10217                         10178
       11/98        10296                         10406
       12/98        10341                         10433
        1/99        10423                         10553

The Lehman Brothers Corporate Intermediate Bond Index is a subset of the Lehman Brothers Corporate Bond Index with maturities of less than 10 years, calculated on a total return basis. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.


---------------------------------
Returns and Per Share Information
---------------------------------

Period ended January 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                        1999*
--------------------------------------------------------------------------------
Net Asset Value                       $ 12.27
--------------------------------------------------------------------------------
Income Dividends                      $   .36
--------------------------------------------------------------------------------
Capital Gains Distributions           $   .03
--------------------------------------------------------------------------------
Fund Total Return (%)                    5.53
--------------------------------------------------------------------------------
Index Total Return (%)                   4.23
--------------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the Fund would have been lower.


                        4 - Scudder Corporate Bond Fund

                    Portfolio Summary as of January 31, 1999

---------------
Diversification
---------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Corporate Bonds                      73%
       U.S. Government Agencies &
         Treasury Obligations               11%
       Cash Equivalents                      8%
       Foreign Bonds -- U.S. $ Denominated   4%
       U.S. Government-Backed Mortgages      4%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

   The Fund's focus is on high-quality corporate bonds.
   Government securities are held in lieu of a larger cash position.

-------
Quality
-------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       U.S. Government Agencies &
         Treasury Obligations               16%
       AAA*                                  7%
       AA                                    7%
       A                                    30%
       BBB                                  14%
       BB                                   15%
       B                                    10%
       NR                                    1%
   ---------------------------------------------
                                           100%
   ---------------------------------------------
   *Category includes cash equivalents

   The Fund is defensively positioned for an environment of slower global growth.

------------------
Effective Maturity
------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Less than 1 year                      1%
       1 - 5 years                          38%
       5 - 8 years                          23%
       8 - 15 years                         27%
       Greater than 15 years                11%
   ---------------------------------------------
                                           100%
   ---------------------------------------------
   Weighted average effective maturity:
   8.16 years

   Corporate bonds of intermediate maturities offered attractive valuations following the global crises of early autumn.


For more complete details about the Fund's investment portfolio, see page 9. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                        5 - Scudder Corporate Bond Fund

                         Portfolio Management Discussion

In the following interview, Lead Portfolio Manager Stephen Wohler discusses Scudder Corporate Bond Fund's strategy and the market environment in the period from the Fund's inception on August 31, 1998, to January 31, 1999.

Q: The past five months have been highly eventful for corporate bonds. What happened?

A: Corporate bonds tend to perform best when economic growth is steady and interest rates are stable or declining. Although conditions were very favorable in the first half of the year, the global financial crises of the late summer essentially froze the corporate bond market for two months. Brokers refused to take on new positions, and the resulting evaporation of liquidity sent bond yields soaring (and prices falling), prompting investors to flee to the relative safety of Treasuries. Once the Federal Reserve cut interest rates three times between September and November, sentiment improved and trading volume gradually began to return to normal levels. In this phase, investors generally favored the liquid bonds of large, well known firms over those issued by smaller, less reliable companies. Even during the January rally, the preference for liquidity and familiarity was strong, reflecting the market's collective memory of last year's debacle. In this environment, we have maintained a focus on household names such as Ford and IBM, which can usually be bought and sold with a relatively low degree of difficulty.

Q: How did the Fund perform in these conditions?

A: Very well. Although it would appear that the Fund commenced operations at the worst possible time -- directly in the middle of a global crisis -- the timing proved to be highly advantageous. In a period when many established investors were absorbing losses in their portfolios, the fact that we were putting new assets to work provided us with the opportunity to purchase quality issues at distressed prices. This fortuitous timing, in combination with strong selection of individual bonds, enabled the Fund to post a stellar return for the period. In the five months ended January 31, Corporate Bond Fund had a total return of 5.53%, beating the 4.23% return of its unmanaged benchmark, the Lehman Brothers Intermediate Corporate Bond Index.

Q: What is the Fund's strategy?

A: Our primary objective is to provide investors with a high level of current income while striving to minimize risk. To do so, we utilize intensive fundamental research to select undervalued corporate bonds that we believe are positioned for an upgrade in their credit rating. Diversification across a wide range of sectors and industries also allows the Fund to both minimize risk and provide investors with extensive exposure to many sectors within the corporate bond market. In general, we focus on bonds with maturities of five to ten years.

Q: In what sectors have you found the most attractive opportunities?

A: The most significant decision we made was to avoid a sector that we found to be very unattractive -- industrial cyclicals. In light of the tenuous situation overseas, we felt that it would be prudent to minimize exposure to fluctuations in the economy and instead focus on companies that offer a higher level of earnings reliability. As a result, we have overweighted the communications,


                        6 - Scudder Corporate Bond Fund
media, and consumer nondurables sectors. Due to the robust growth in these areas, we believed that the likelihood of ratings upgrades was much higher here than in industries suffering from weaker earnings, such as heavy equipment makers. Examples of bonds that we found particularly attractive are Qwest Communications, Time Warner, Sprint, and Chancellor Media. One of our best performers has been TCI Communications, whose bond price was boosted by a rating upgrade after the company was taken over by AT&T.

Our position in the energy sector proved detrimental to Fund performance. Believing that low oil prices provided an opportunity to capitalize on emerging value, we established positions in a wide range of issues within the industry. Contrary to our expectations, energy prices have continued to fall, causing these holdings to underperform the broader corporate market. Over the long term, we think they will add value to the portfolio because of their attractive yields, reasonable valuations, and favorable business fundamentals. As a result, although we have trimmed the lower quality names, we have maintained our positions in the strongest credits.

Q: What has been the average credit quality of Fund holdings?

A: We are able to invest up to 35% of assets in below investment-grade credits (i.e. those rated BB and lower), with the remaining 65% in investment-grade bonds, Treasuries, or cash. As of January 31, we had 25% of assets in bonds rated B or BB, which placed the average quality of the Fund at low to middle A. While it would be possible to achieve a higher yield by investing a greater


                        7 - Scudder Corporate Bond Fund
percentage of assets in lower-rated bonds, we believe that a full weighting in this sector is unwarranted in light of the continued weakness in the global economy. At this level we are defensively positioned, but we have the flexibility to lower our average quality if strong domestic growth sparks a return of liquidity to the high yield sector.

Q: What was your strategy with respect to duration?

A: Duration measures a portfolio's sensitivity to interest rate changes, and can be adjusted by altering the mix of yields and maturities in the portfolio. The shorter a portfolio's duration, the less its net asset value will be affected by rising interest rates. We strive to maintain a duration range of about 4 to 5.5 years, and will not alter the Fund's duration for the purpose of making large interest rate bets. Our duration of 5.3 reflects the opportunities currently available in bonds of intermediate maturities. At present, such issues offer much of the yield available in longer-term securities at a substantially lower level of risk.

Q: What is your outlook for corporate bonds?

A: We believe that corporates are highly attractive at their current yield levels. Although a slowing domestic economy and lower corporate earnings are certainly a possibility at this stage of the business cycle, growth is robust and the balance sheets of companies in our investment universe remain strong. Despite the existence of a favorable investment environment, prices in the corporate market appear to be discounting a high probability of a recession. We feel that this phenomenon is more reflective of investors' fears of another liquidity crunch than it is of fundamental weakness in corporate America. Going forward, we believe that our strong research capabilities will enable us to take advantage of this unusual situation by uncovering fundamentally strong, undervalued issues in the corporate bond sector.


                          Scudder Corporate Bond Fund:
                          A Team Approach to Investing

  Scudder Corporate Bond Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Stephen A. Wohler, Lead Portfolio Manager, is responsible for implementing the Fund's strategy and overseeing its daily operations. Mr. Wohler has over 19 years of experience managing fixed-income investments and has been with the Adviser since 1979. Kelly D. Babson, Portfolio Manager, joined the Adviser in 1994 as a portfolio manager and has 17 years of experience in the fixed income field, including 14 years of high-yield management. Robert S. Cessine, Portfolio Manager, is responsible for the Fund's investment strategy including duration management, asset allocation, security selection and trading. Mr. Cessine joined the Adviser as a portfolio manager in January 1993, and has over 17 years of industry experience.


                        8 - Scudder Corporate Bond Fund

                   Investment Portfolio as of January 31, 1999

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 8.1%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 1/29/1999 at
  4.7%, to be repurchased at $3,141,230 on 2/1/1999, collateralized by a                                           -----------
  $3,115,000 U.S. Treasury Note, 5.75%, 11/15/2000 (Cost $3,140,000) ....................      3,140,000             3,140,000
                                                                                                                   -----------
U.S. Government Agency Pass-Thrus 2.7%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.75%, 7/15/2003 (Cost $1,025,610) ....................      1,000,000             1,029,370
                                                                                                                   -----------
U.S. Treasury Obligations 8.1%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5.875%, 11/30/2001 (c) ..............................................      1,000,000             1,033,440
U.S. Treasury Note, 5.625%, 12/31/2002 ..................................................      1,000,000             1,034,690
U.S. Treasury Note, 6.5%, 10/15/2006 ....................................................        500,000               554,920
U.S. Treasury Note, 3.875%, 1/15/2009 ...................................................        500,000               504,375
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $3,130,465)                                                                    3,127,425
------------------------------------------------------------------------------------------------------------------------------

U.S. Government Backed Mortgages 3.9%
------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 6.5%, 2/25/2028 (Cost $1,509,082) (b) ............      1,500,000             1,513,590
                                                                                                                   -----------

Foreign Bonds -- U.S. $ Denominated 4.4%
------------------------------------------------------------------------------------------------------------------------------
Hutchison Whampoa, Ltd., 7.5%, 8/1/2027 .................................................        250,000               203,508
PacifiCorp Australia, 6.15%, 1/15/2008 ..................................................      1,000,000             1,027,300
Petroleum Geo-Services, 6.625%, 3/30/2008 ...............................................        500,000               490,085
------------------------------------------------------------------------------------------------------------------------------
Total  Foreign Bonds -- U.S. $ Denominated (Cost $1,683,907)                                                         1,720,893
------------------------------------------------------------------------------------------------------------------------------

Corporate Bonds 72.8%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 3.9%
Finlay Fine Jewelry Co., 8.375%, 5/1/2008 ...............................................        250,000               235,000
NBTY Inc., 8.625%, 9/15/2007 ............................................................        250,000               240,000
Tricon Global Restaurants, 7.65%, 5/15/2008 .............................................        500,000               530,000
Westpoint Stevens, Inc., 7.875%, 6/15/2005 ..............................................        500,000               513,750
                                                                                                                   -----------
                                                                                                                     1,518,750
                                                                                                                   -----------
Consumer Staples 7.1%
Bass America Inc., 6.625%, 3/1/2003 .....................................................        500,000               515,575
Dyersburg Corp., 9.75%, 9/1/2007 ........................................................        250,000               212,500
Fleming Companies, Inc., 10.625%, 7/31/2007 .............................................        250,000               228,750
Revlon Consumer Products, 8.625%, 2/1/2008 ..............................................        300,000               266,250
Safeway Inc., 6.05%, 11/15/2003 .........................................................        500,000               504,255
The Great Atlantic & Pacific Tea Company, Inc., 7.7%, 1/15/2004 .........................      1,000,000             1,005,000
                                                                                                                   -----------
                                                                                                                     2,732,330
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                        9 - Scudder Corporate Bond Fund


                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Communications 9.4%
Allegiance Telecom, Inc., 12.875%, 5/15/2008 ............................................        250,000               260,000
Intermedia Communications, Inc., 8.875%, 11/1/2007 ......................................        250,000               242,500
Iridium LLC Capital Corp., 11.25%, 7/15/2005 ............................................        250,000               212,500
MCI Communications Corp., 6.125%, 4/15/2002 .............................................        600,000               608,898
Qwest Communications International, 7.5%, 11/1/2008 .....................................      1,000,000             1,060,000
SBA Communications Corp., Step-up Coupon, 0% to 3/1/2003, 12% to 3/1/2008 ...............        400,000               231,000
Sprint Capital Corp., 6.125%, 11/15/2008 ................................................      1,000,000             1,023,540
                                                                                                                   -----------
                                                                                                                     3,638,438
                                                                                                                   -----------
Financial 15.3%
Bank United Capital Trust, 10.25%, 12/31/2026 ...........................................        250,000               250,000
Capital One Bank, 6.57%, 1/27/2003 ......................................................        250,000               249,725
First Union Institutional Capital II, 7.85%, 1/1/2027 ...................................      1,000,000             1,099,200
First USA Bank, 5.85%, 2/22/2001 ........................................................        250,000               252,393
Ford Motor Credit Co., 6.125%, 4/28/2003 ................................................        500,000               512,755
General Electric Capital Corp., 6.02%, 5/4/2001 .........................................      1,000,000             1,010,000
Home Savings of America, 6%, 11/1/2000 ..................................................      1,000,000             1,005,130
Morgan Stanley Dean Witter & Co., 5.625%, 1/20/2004 .....................................        500,000               499,880
Prudential Insurance Co., 6.375%, 7/23/2006 .............................................      1,000,000             1,023,950
                                                                                                                   -----------
                                                                                                                     5,903,033
                                                                                                                   -----------
Media 10.7%
Chancellor Media Corp., 8%, 11/1/2008 ...................................................        500,000               538,750
Cox Communications, Inc., 6.85%, 1/15/2018 ..............................................      1,000,000             1,050,880
News America Holdings Inc., 9.25%, 2/1/2013 .............................................        500,000               633,260
Outdoor Systems, Inc., 8.875%, 6/15/2007 ................................................        250,000               268,125
TCI-Communications, Inc., 8%, 8/1/2005 (c) ..............................................      1,000,000             1,132,950
Time Warner Inc., 6.875%, 6/15/2018 (c) .................................................        500,000               528,460
                                                                                                                   -----------
                                                                                                                     4,152,425
                                                                                                                   -----------
Service Industries 3.3%
Allied Waste North America, 7.375%, 1/1/2004 ............................................        250,000               255,000
Cendant Corp., 7.75%, 12/1/2003 .........................................................        500,000               518,200
Integrated Electrical Services, Inc., 9.375%, 2/1/2009 ..................................        500,000               512,500
                                                                                                                   -----------
                                                                                                                     1,285,700
                                                                                                                   -----------
Manufacturing 5.2%
AEP Industries Inc., 9.875%, 11/15/2007 .................................................        250,000               250,624
Federal-Mogul Corp., 7.375%, 1/15/2006 ..................................................        500,000               494,525

    The accompanying notes are an integral part of the financial statements.


                        10 - Scudder Corporate Bond Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Radnor Holdings Corp., 10%, 12/1/2003 ...................................................        250,000               257,500
Xerox Corp., 5.5%, 11/15/2003 ...........................................................      1,000,000             1,012,899
                                                                                                                   -----------
                                                                                                                     2,015,548
                                                                                                                   -----------
Technology 3.9%
IBM Corp., 5.1%, 11/10/2003 .............................................................      1,000,000               994,070
Raytheon Co., 6%, 12/15/2010 ............................................................        500,000               501,500
                                                                                                                   -----------
                                                                                                                     1,495,570
                                                                                                                   -----------
Energy 8.5%
Anadarko Petroleum Corp., 7%, 11/15/2027 ................................................        700,000               680,183
Barrett Resources Corp., 7.55%, 2/1/2007 ................................................        300,000               286,920
Bellwether Exploration Co., 10.875%, 4/1/2007 ...........................................        250,000               240,000
Louis Dreyfus Natural Gas Corp., 6.875%, 12/1/2007 ......................................        500,000               478,560
Louisiana Land & Exploration Co., 7.65%, 12/1/2023 ......................................      1,000,000             1,066,180
Texas Eastern Transmission Corp., 10%, 8/15/2001 ........................................        500,000               552,650
                                                                                                                   -----------
                                                                                                                     3,304,493
                                                                                                                   -----------
Construction 0.7%
Nortek, Inc., 9.125%, 9/1/2007 ..........................................................        250,000               260,625
                                                                                                                   -----------
Utilities 4.8%
CalEnergy Co., Inc., 7.23%, 9/15/2005 ...................................................        500,000               529,800
Houston Light & Power Capital Trust II, 8.257%, 2/1/2037 ................................        250,000               266,250
Niagara Mohawk Power Corp., 7.375%, 7/1/2003 ............................................      1,000,000             1,039,330
                                                                                                                   -----------
                                                                                                                     1,835,380
------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $27,564,962)                                                                            28,142,292
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $38,054,026) (a)                                                         38,673,570
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $38,054,026. At January 31, 1999, net unrealized appreciation for all investment securities based on tax cost was $619,544. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of market value over tax cost of $790,955 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $171,411.

(b)   When issued or forward delivery pools included.

(c) At January 31, 1999, these securities, in part or in whole, have been segregated to cover when-issued or forward delivery pools.

    The accompanying notes are an integral part of the financial statements.


                        11 - Scudder Corporate Bond Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                             as of January 31, 1999

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $38,054,026) .................     $ 38,673,570
                 Cash .................................................................               56
                 Receivable for investments sold ......................................        1,532,884
                 Interest receivable ..................................................          488,055
                 Receivable for Fund shares sold ......................................           31,262
                 Due from Adviser .....................................................          223,108
                                                                                           ----------------
                 Total assets .........................................................       40,948,935
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ....................................        2,616,221
                 Payable for when-issued and forward delivery pools ...................        1,509,082
                 Dividends payable ....................................................           10,410
                 Payable for Fund shares redeemed .....................................            9,096
                 Other payables and accrued expenses ..................................           88,260
                                                                                           ----------------
                 Total liabilities ....................................................        4,233,069
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 36,715,866
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation (depreciation) on investments ............          619,544
                 Accumulated net realized gain (loss) .................................           59,282
                 Paid-in capital ......................................................       36,037,040
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 36,715,866
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($36,715,866 / 2,991,753 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) ........................................................           $12.27
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                        12 - Scudder Corporate Bond Fund

                             Statement of Operations

                  for the period August 31, 1998 (commencement

                       of operations) to January 31, 1999

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ..............................................................    $    901,007
                                                                                           ----------------
                 Expenses:
                 Management fees .......................................................          83,075
                 Services to shareholders ..............................................         156,889
                 Custodian and accounting fees .........................................          17,592
                 Trustees' fees and expenses ...........................................           5,136
                 Reports to shareholders ...............................................           4,223
                 Auditing ..............................................................          20,300
                 Legal .................................................................           7,079
                 Registration fees .....................................................          29,233
                 Other .................................................................           6,544
                                                                                           ----------------
                 Total expenses before reductions ......................................         330,071
                 Expense reductions ....................................................        (330,071)
                                                                                           ----------------
                 Expenses, net .........................................................              --
                -------------------------------------------------------------------------------------------
                 Net investment income .................................................         901,007
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investments .............................         141,244
                 Net unrealized appreciation (depreciation) during the period on
                   investments .........................................................         619,544
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                      760,788
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  1,661,795
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        13 - Scudder Corporate Bond Fund

                       Statement of Changes in Net Assets

                                                                                                   For the Period
                                                                                                     August 31,
                                                                                                        1998
                                                                                                    (commencement
                                                                                                   of operations)
                                                                                                   to January 31,
Increase (Decrease) in Net Assets                                                                       1999
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .......................................................      $    901,007
                 Net realized gain (loss) from investment transactions .......................           141,244
                 Net unrealized appreciation (depreciation) on investment
                   transactions during the period ............................................           619,544
                                                                                                  ----------------
                 Net increase (decrease) in net assets resulting from operations .............         1,661,795
                 Distributions to shareholders from:
                   Net investment income .....................................................          (901,007)
                                                                                                  ----------------
                   Net realized gains ........................................................           (81,962)
                                                                                                  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ...................................................        36,901,098
                 Net asset value of shares issued to shareholders in reinvestment of
                   distributions .............................................................           956,646
                 Cost of shares redeemed .....................................................        (1,821,904)
                                                                                                  ----------------
                 Net increase (decrease) in net assets from Fund share transactions ..........        36,035,840
                                                                                                  ----------------
                 Increase (decrease) in net assets ...........................................        36,714,666
                 Net assets at beginning of period ...........................................             1,200
                                                                                                  ----------------
                 Net assets at end of period .................................................      $ 36,715,866
                                                                                                  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ...................................               100
                                                                                                  ----------------
                 Shares sold .................................................................         3,063,041
                 Shares issued to shareholders in reinvestment of distributions ..............            78,297
                 Shares redeemed .............................................................          (149,685)
                                                                                                  ----------------
                 Net increase (decrease) in Fund shares ......................................         2,991,653
                                                                                                  ----------------
                 Shares outstanding at end of period .........................................         2,991,753
                                                                                                  ----------------

    The accompanying notes are an integral part of the financial statements.


                        14 - Scudder Corporate Bond Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                                           For the Period
                                                                                                             August 31,
                                                                                                                1998
                                                                                                            (commencement
                                                                                                          of operations) to
                                                                                                             January 31,
                                                                                                                1999
----------------------------------------------------------------------------------------------------------------------------
                                                                                                        --------------------
Net asset value, beginning of period ..............................................................            12.00
                                                                                                        --------------------
Income from investment operations:
Net investment income .............................................................................              .36
Net realized and unrealized gain (loss) on investment transactions ................................              .30
                                                                                                        --------------------
Total from investment operations ..................................................................              .66
                                                                                                        --------------------
Less distributions from:
Net investment income .............................................................................             (.36)
Net realized gains from investment transactions ...................................................             (.03)
                                                                                                        --------------------
Total distributions ...............................................................................             (.39)
                                                                                                        --------------------
                                                                                                        --------------------
Net asset value, end of period ....................................................................            12.27
                                                                                                        --------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ..............................................................................             5.53**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ............................................................               37
Ratio of operating expenses, net to average daily net assets (%) ..................................             0.00*
Ratio of operating expenses before expense reductions, to average daily net assets (%) ............             2.55*
Ratio of net investment income to average daily net assets (%) ....................................             6.96*
Portfolio turnover rate (%) .......................................................................             96.7*

(a) Total return would have been lower had expenses not been reduced.
*   Annualized
**  Not annualized


                        15 - Scudder Corporate Bond Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Corporate Bond Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with original maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distribution of net investment income is declared daily and distributed monthly. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.


                        16 - Scudder Corporate Bond Fund

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the period ended January 31, 1999, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $36,859,006 and $5,245,703, respectively. Purchases and sales of U.S. Government obligations aggregated $9,700,579 and $6,560,156, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65%. The Adviser and certain of its subsidiaries have agreed to reimburse or not to impose, respectively, all of their fees payable by the Fund until August 31, 1999 in order to maintain the annualized expenses of the Fund at not more than 0.0% of average daily net assets. For the period August 31, 1998 (commencement of operations) to January 31, 1999, the Adviser did not impose any portion of its management fee amounting to $83,075. Further, the Fund's reimbursement due from the Adviser for the period August 31, 1998 (commencement of operations) to January 31, 1999 amounted to $223,108.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the period ended January 31, 1999, SSC did not impose any of its fees amounting to $8,263.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the period ended January 31, 1999, STC did not incur any fees.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the period ended January 31, 1999, SFAC did not impose any of its fees amounting to $15,625.


                        17 - Scudder Corporate Bond Fund

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the period ended January 31, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $147,874.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the period ended January 31, 1999, the Trustee's fees and expenses aggregated $5,136.

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.


                        18 - Scudder Corporate Bond Fund

                        Report of Independent Accountants

To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder Corporate Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Corporate Bond Fund (the "Fund") at January 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period from August 31, 1998 (commencement of operations) to January 31, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at January 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
March 12, 1999


                        19 - Scudder Corporate Bond Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee; Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Kelly D. Babson*
Vice President

William M. Hutchinson*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Ann M. McCreary*
Vice President

Stephen A. Wohler*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                        20 - Scudder Corporate Bond Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                        21 - Scudder Corporate Bond Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                        22 - Scudder Corporate Bond Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                        23 - Scudder Corporate Bond Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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